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Exhibit 99.8

Return this form with OfficeMax share certificates to Wells Fargo Shareowner Services no later than 5 PM New York City time 2 trading days prior to the date of consummation of the Merger	FORM OF ELECTION AND LETTER OF TRANSMITTAL Return this form and your OfficeMax Share Certificates to Wells Fargo Shareowner Services as follows:	Do you need Assistance? Call us TOLL FREE [ ]

By Mail: Wells Fargo Shareowner Services P.O. Box 64858 St. Paul, MN 55164-0858	By Hand: Wells Fargo Shareowner Services Corporate Actions Department 161 North Concord Exchange South St. Paul, MN 55075	By Overnight Delivery: Wells Fargo Shareowner Services Corporate Actions Department 161 North Concord Exchange South St. Paul, MN 55075

Account Number:
Certificate Number 1. 2. 3. 4. Total Certificated Shares

A) Options

☐	1.	Exchange all OfficeMax common shares for cash.	☐	2.	Exchange all OfficeMax common shares for Boise common stock.	☐	3.	No Preference.

B) Required Signatures – All OfficeMax shareholders must sign below. The shareholder who provides the Social Security Number in the box to the right must sign the W-9.

X
Signature of Shareholder	Date
X
Signature of Shareholder (If joint account)	Date
( ) - Area Code and Daytime Phone

The check and/or Boise stock certificate from the exchange will be issued in the name(s) printed in Section 1 unless you indicate a different name below. Your signature and a Signature Guarantee are required. The Substitute Form W-9 to the right must be completed by the new account holder.

NAME
NAME
ADDRESS
CITY-STATE-ZIP
X AUTHORIZED SIGNATURE(s)

PLACE MEDALLION
SIGNATURE GUARANTEE HERE

The Boise stock certificate and/or check will be mailed to the address shown in Section 1 unless you indicate a different address below:

NAME
ADDRESS
CITY-STATE-ZIP

C) SUBSTITUTE FORM W-9 Department of the Treasury Request for Taxpayer Identification Number (TIN) and Certification	Part 1 –
PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER ("TIN") BELOW AND CERTIFY THAT IT IS YOUR CORRECT TIN BY SIGNING AND DATING BELOW
Taxpayer Identification Number, Social Security Number or Employer Identification Number

Part 2 – Check this ☐ if you are exempt from backup withholding.

Part 3 – By signing, you are certifying that you have not been notified by the Internal Revenue Service ("IRS") that you are subject to backup withholding as a result of a failure to report all interest and dividends or that the IRS has notified you that you are no longer subject to backup withholding. You must cross out this Part 3 if this certification does not apply to you.

Part 4 – Check this ☐ if you are awaiting a TIN*

CERTIFICATION:    UNDER THE LAWS OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS SUBSTITUTE FORM W-9 IS TRUE, CORRECT, AND COMPLETE.

PRINT NAME

SIGNATURE

DATE

NOTE: FAILURE TO COMPLETE AND RETURN THE ABOVE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER.

*YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

Name of Firm
Authorized Signature
Title
City-State-Zip
Area Code and Telephone
Number(s):

Date:	, 2003

[    •    ], 2003

Dear OfficeMax Shareholder:

        As you know, Boise Cascade Corporation ("Boise"), Challis Corporation and OfficeMax, Inc. ("OfficeMax") have entered into an Agreement and Plan of Merger dated as of July 13, 2003 (the "Merger Agreement"), pursuant to which, subject to certain conditions, including the approval and adoption of the Merger Agreement by the shareholders of Boise and OfficeMax, Challis Corporation will merge with and into OfficeMax, with OfficeMax becoming a wholly owned subsidiary of Boise (the "Merger"). As outlined in the [                        ], 2003 Joint Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") accompanying this package, the terms of the Merger Agreement allow you to choose, subject to the proration provisions, the type of merger consideration (either all cash or all Boise common stock) that you wish to receive in exchange for your OfficeMax common shares. At this time you may choose the merger consideration that you wish to receive. You may choose to receive either Boise common stock or cash for your OfficeMax common shares. All the documents necessary to complete your election are included in this package. Please review the following documents carefully:

1.
The Form of Election and Letter of Transmittal, which enables you to make your election and attach your stock certificates along with a Substitute Form W-9 to certify your taxpayer identification/social security number;

2.
The Substitute Form W-9 Guidelines;

3.
The Instructions for Completing the Form of Election and Letter of Transmittal (the "Instructions"); and

4.
A Return Envelope for mailing items to the Exchange Agent, Wells Fargo Shareowner Services.

You should also carefully read the Proxy Statement/Prospectus accompanying this package.

        To make your election, please complete the Form of Election and Letter of Transmittal and the Substitute Form W-9, attach your OfficeMax share certificate(s) (unless the delivery of such certificates is guaranteed as set forth in Section 5 of the Instructions) and mail these items to the Exchange Agent, Wells Fargo Shareowner Services. The Form of Election and Letter of Transmittal and your stock certificate(s) (unless the delivery of such certificate(s) is guaranteed as set forth in Section 5 of the Instructions) must be received no later than 5:00 p.m. New York City time two trading days prior to the date of consummation of the Merger (the "Election Deadline"). Boise will publicly announce the Election Deadline no later than five trading days prior to the date of the consummation of the Merger. If you cannot locate your stock certificates, contact EquiServe Trust Company, N.A., Transfer Agent for OfficeMax, at [            ] (toll-free) immediately to receive replacement instructions. If you fail to make a proper election by the Election Deadline for your OfficeMax shares, you will receive cash and/or stock consideration based on what other OfficeMax shareholders have elected to receive and the 60% limit on the aggregate amount of OfficeMax common shares that may be exchanged for Boise common stock in the Merger.

        If you have any questions regarding the forms or the election process, please contact Wells Fargo Shareowner Services at [                          ] (toll-free).

        This communication is not a solicitation of a proxy from any shareholder of OfficeMax. Boise has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 of which the Proxy Statement/Prospectus that was mailed to OfficeMax shareholders on [                        ], 2003, is a part. Boise and OfficeMax may file other relevant documents concerning the Merger. WE URGE INVESTORS IN OFFICEMAX TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the documents free of charge at the SEC's website, www.sec.gov. Documents filed with the SEC by Boise are available free of charge on Boise's website at www.bc.com, under the Investor Relations section, or by contacting Boise's Corporate Communications Department by phone at (208) 384-7990 or by e-mail at investor@bc.com. Documents filed with the SEC by OfficeMax are available free of charge on OfficeMax's website at www.officemax.com under the Corporate Information section, or by contacting OfficeMax's Investor Relations Department by phone at (216) 471-6697 or by e-mail at investor@officemax.com.

OFFICEMAX, INC.

INSTRUCTIONS FOR COMPLETING THE FORM OF ELECTION AND LETTER OF TRANSMITTAL

        These instructions are for the accompanying Form of Election and Letter of Transmittal for the registered shareholders of OfficeMax, Inc. ("OfficeMax"). All elections are subject to the terms of the Agreement and Plan of Merger dated as of July 13, 2003 (the "Merger Agreement") that was furnished to shareholders as part of the Joint Proxy Statement/Prospectus dated [                        ], 2003 (the "Proxy Statement/Prospectus").

        If a holder of OfficeMax common shares does not submit an effective Election Form to the Exchange Agent at its designated office by 5:00 p.m., New York City time, on the second trading day prior to the date of the consummation of the Merger (the "Election Deadline"), such holder shall be deemed to have made no election and such holder's OfficeMax common shares shall be deemed to be No-Election Shares (as defined in the Merger Agreement). Boise will publicly announce the Election Deadline no later than five trading days prior to the date of the consummation of the Merger.

FORM OF ELECTION AND LETTER OF TRANSMITTAL

Section 1.    ABOUT YOU AND YOUR SHARES

        Section 1 of the Form of Election and Letter of Transmittal shows the registration of your account and the number and type of shares owned by you as reflected on the records of OfficeMax at the time of mailing these instructions.

        If you cannot locate your share certificates contact EquiServe Trust Company, N.A., Transfer Agent for OfficeMax, at [                        ] (toll free) immediately to receive replacement instructions.

        Mark through any incorrect address information that is printed in this area on the Form of Election and Letter of Transmittal. Clearly print the correct address in the space beside the printed information.

Section 2.    ELECTION OPTIONS AND REQUIRED SIGNATURES

        The terms of the Merger Agreement allow you to choose, subject to the proration provisions of the Merger Agreement, the type of consideration you wish to receive for your shares. For more information, please refer to the Proxy Statement/Prospectus. If you elect to receive cash or Boise common stock in exchange for your OfficeMax common shares, your share certificates must be returned with the Form of Election and Letter of Transmittal for your election to be valid (unless the delivery of such certificates is guaranteed as set forth in Section 5 of these Instructions).

        If you do not make an election (including if you check Box 3 ("No Preference") in Section 2A of the Form of Election and Letter of Transmittal), then you must keep your stock certificates until after the Merger is completed, when you will receive a letter of transmittal describing how you may exchange your stock certificates for the merger consideration.

A)    Election Options

        Select from the following options:

1.
Exchange all OfficeMax common shares for cash. You may select this option, indicating that you want to receive cash in exchange for all of your OfficeMax common shares, subject to the proration provisions of the Merger Agreement.

2.
Exchange all OfficeMax common shares for Boise common stock. You may select this option, indicating that you want to receive Boise common stock in exchange for all of your OfficeMax common shares, subject to the proration provisions of the Merger Agreement.

3.
No Preference. You may select this option, indicating that you have no preference as to the type of consideration you will receive, and will accept cash or Boise common stock or both, in all cases subject to the proration provisions of the Merger Agreement.

        You are not guaranteed to receive your election choice. The Merger Agreement provides that the form of merger consideration actually received by you may differ from the form of consideration that you elect to receive. If holders of more than or less than 60% of the outstanding OfficeMax common shares elect to receive Boise common stock, shareholder elections will be prorated so that the number of OfficeMax common shares to be converted into Boise common stock will equal 60% of the OfficeMax common shares outstanding immediately prior to the Merger. Refer to the Proxy Statement/Prospectus for more information.

B)    Required Signatures

        All individuals listed on the account must sign the Form of Election and Letter of Transmittal. Please be sure to include your daytime telephone number.

C)    W-9 Certification

        Regardless of whether you have previously furnished a Taxpayer Identification Number (TIN), Social Security Number (SSN) or the certification on Form W-9 with respect to dividend payments, you must again furnish this number on the W-9 Certification.

        If you are a trustee, executor, administrator or someone who is acting on behalf of a shareholder and your name is not printed on the Form of Election and Letter of Transmittal, you must include your full title and send us proper evidence of your authority to exchange the shares.

        Any disputes regarding your election or the elections made by other OfficeMax shareholders will be resolved by the Exchange Agent (in consultation with Boise and OfficeMax) and such decision will be final for all parties concerned. The Exchange Agent has the absolute right to reject any and all Forms of Election and Letters of Transmittal which it determines are not in proper form or to waive minor defects in any form. Surrenders of certificates will not be effective until all defects or irregularities that have not been waived by the Exchange Agent have been corrected. Please return your Form of Election and Letter of Transmittal promptly to allow sufficient time to correct any possible deficiencies before the Election Deadline.

        UNLESS THERE ARE SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS OR SPECIAL DELIVERY INSTRUCTIONS, OR YOU ARE REPORTING LOST, STOLEN OR DESTROYED CERTIFICATES, OR YOU ARE ELECTING TO RECEIVE CASH OR BOISE COMMON STOCK IN EXCHANGE FOR YOUR OFFICEMAX COMMON SHARES AND YOUR SHARE CERTIFICATES ARE NOT IMMEDIATELY AVAILABLE, YOU NEED NOT CONTINUE TO THE NEXT SECTION. HOWEVER, BEFORE YOU MAIL YOUR FORM OF ELECTION AND LETTER OF TRANSMITTAL, MAKE SURE YOU DO THE FOLLOWING:

  a)
  Verify the election you have chosen;

  b)
  Sign, date and include your daytime phone number;

  c)
  Print your SSN or TIN on the form and sign the W-9 certification; and

  d)
  Include your OfficeMax share certificates along with the Form of Election and Letter of Transmittal in the enclosed envelope (unless the delivery of such certificates is guaranteed as set forth in Section 5 of these Instructions).

Section 3.    SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS

        If you want your Boise common stock certificate(s) registered or your check made payable in a name or names different from the name(s) printed on the Form of Election and Letter of Transmittal, please follow the instructions below.

        First, print the name(s) and address of the person(s) receiving the shares or the check in the space provided under Special Transfer or Payment Instructions. Then, refer to the procedures printed below for the requirements needed to make some of the most frequently requested types of registration changes. These documents must accompany your OfficeMax share certificate(s) and your Form of Election and Letter of Transmittal.

Name change due to marriage or transfer of ownership to another individual:

1.
Obtain a signature guarantee for the shareholder whose name is printed on the Form of Election and Letter of Transmittal. If it is a joint account both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2.
Complete the Substitute Form W-9 on the Form of Election and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

Shareholder whose name is printed on the Form of Election and Letter of Transmittal is deceased. You are the executor or administrator of the estate:

1.
Provide a certified (under raised seal) copy of the Court Qualification appointing the legal representative (dated within 60 days).

2.
Obtain a signature guarantee for the legal representative. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

3.
Complete the Substitute Form W-9 on the Form of Election and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. If the account is being registered in the name of the estate and not to an individual, a TIN is required. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

The account is a joint account and one of the accountholders is deceased. Transferring shares to the survivor only:

1.
Provide a certified (under raised seal) copy of death certificate.

2.
Survivor's signature (Signature guarantee is not necessary in this case).

3.
Complete the Substitute Form W-9 on the Form of Election and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

The account is a joint account and one of the accountholders is deceased. Transferring shares to the survivor and adding a name:

1.
Provide a certified (under raised seal) copy of death certificate.

2.
Survivor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities

  Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

3.
Complete the Substitute Form W-9 on the Form of Election and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

The account is a custodial account and the former minor has reached the legal age of majority:

1.
The former minor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2.
Provide a certified (under raised seal) copy of the birth certificate for the former minor.

3.
Complete the Substitute Form W-9 on the Form of Election and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

If the request is being made by the minor who has now reached the age of majority:

1.
The former minor must obtain a signature guarantee. This signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2.
Provide a certified (under raised seal) copy of the birth certificate for the former minor.

3.
Complete the Substitute Form W-9 on the Form of Election and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

You want to have the account registered in the name of a trust:

1.
Obtain a signature guarantee for the stockholder whose name is printed on the Form of Election and Letter of Transmittal. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2.
Provide the name of the trust, date of trust and trustees.

3.
Complete the Substitute Form W-9 on the Form of Election and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

        If your circumstances differ from those listed above, or if you have any other questions, please contact Wells Fargo Shareowner Services, Exchange Agent, at [                          ] (toll free).

Section 4.    SPECIAL DELIVERY INSTRUCTIONS

        Complete this area only if you want the Boise common stock certificates and/or check to be delivered to an address other than the one printed in Section 1 on the Form of Election and Letter of Transmittal.

        Note: Your address of record will not be affected by completing this section.

Section 5.    NOTICE OF GUARANTEED DELIVERY

        In order for an election to be effective, the Exchange Agent must receive a properly completed Form of Election, accompanied by stock certificate(s) (unless delivery of such certificates is guaranteed as described below) representing OfficeMax shares currently held by you no later than the Election Deadline. Persons whose share certificate(s) are not immediately available also may make an election by completing the Form of Election and submitting it to the Exchange Agent by the Election Deadline, and by having the Notice of Guaranteed Delivery properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the stock certificate(s), the delivery of which is guaranteed by such completion and due execution, are in fact delivered to the Exchange Agent no later than 5:00 p.m. New York City time, on the third New York Stock Exchange, Inc. trading day after such Notice of Guaranteed Delivery, properly completed and executed, is delivered to the Exchange Agent).

DELIVERY INSTRUCTIONS

Wells Fargo Shareowner Services

For information (Toll Free): [                          ]

By Mail:

Wells Fargo Shareowner Services
Corporate Actions Department
P.O. Box 64858
St. Paul, MN 55164-0858

By Overnight Delivery:

Wells Fargo Shareowner Services
Corporate Actions Department
161 North Concord Exchange
South St. Paul, MN 55075

By Hand:

Wells Fargo Shareowner Services
Corporate Actions Department
161 North Concord Exchange
South St. Paul, MN 55075

OFFICEMAX, INC.
Election of Merger Consideration

        Any election must be made no later than 5:00 p.m., New York City time, two trading days prior to the date of consummation of the Merger. The time and date of the expiration of the election period is herein referred to as the "Election Deadline".

To Our Clients:

        Boise Cascade Corporation ("Boise"), Challis Corporation and OfficeMax, Inc. ("OfficeMax") have entered into an Agreement and Plan of Merger dated as of July 13, 2003 (the "Merger Agreement"), pursuant to which, subject to certain conditions, including the approval and adoption of the Merger Agreement by the shareholders of Boise and OfficeMax, Challis Corporation will merge with and into OfficeMax, with OfficeMax becoming a wholly owned subsidiary of Boise (the "Merger"). As outlined in the [                  ], 2003 Joint Proxy Statement/Prospectus (the "Proxy Statement/Prospectus") accompanying these materials, the terms of the Merger Agreement allow you to choose, subject to the proration provisions, the type of merger consideration (either all cash or all Boise common stock) that you wish to receive in exchange for your OfficeMax common shares. At this time you may choose the merger consideration that you wish to receive. You may choose to receive either Boise common stock or cash for your OfficeMax common shares.

        We (or our nominees) are the holder of record of OfficeMax common shares held by us for your account. An election for your OfficeMax common shares can be made only by us as the holder of record and pursuant to your instructions. The Form of Election enclosed herewith is furnished to you for your information only and cannot be used by you to make an election for the OfficeMax common shares held by us for your account.

The options are:

1.
Exchange all OfficeMax common shares for cash. You may select this option, indicating that you want to receive cash in exchange for all of your OfficeMax common shares, subject to the proration provisions of the Merger Agreement.

2.
Exchange all OfficeMax common shares for Boise common stock. You may select this option, indicating that you want to receive Boise common stock in exchange for all of your OfficeMax common shares, subject to the proration provisions of the Merger Agreement.

3.
No Preference. You may select this option, indicating that you have no preference as to the type of consideration you will receive, and will accept cash or Boise common stock or both, in all cases subject to the proration provisions of the Merger Agreement.

AN ELECTION FOR YOUR SHARES CAN BE MADE ONLY BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS. ACCORDINGLY, WE REQUEST INSTRUCTIONS ON WHETHER YOU WISH TO RECEIVE CASH, BOISE COMMON STOCK OR THAT YOU HAVE NO PREFERENCE AS TO THE TYPE OF CONSIDERATION THAT YOU WILL RECEIVE FOR THE OFFICEMAX COMMON SHARES HELD BY US (OR OUR NOMINEES) FOR YOUR ACCOUNT, UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THE MERGER AGREEMENT.

Please note the following:

  •
  The Election Deadline is 5:00 p.m., New York City time, two trading days prior to the date of consummation of the Merger. Boise will publicly announce the Election Deadline no later than five trading days prior to the date of consummation of the Merger. Your instructions should be

1

    forwarded to us in ample time to permit us to submit an election on your behalf prior to the Election Deadline.

  •
  If you do not respond, the Exchange Agent will determine whether you will receive cash or Boise common stock or both in the Merger, in all cases subject to the proration provisions of the Merger Agreement.

  •
  If you miss the Election Deadline, this is the same as not responding — the Exchange Agent will determine whether you will receive cash or Boise common stock or both in the Merger, in all cases subject to the proration provisions of the Merger Agreement.

  •
  You are not guaranteed to receive your election choice. The Merger Agreement provides that the form of merger consideration actually received by you may differ from the form of consideration that you elect to receive. If holders of more than or less than 60% of the outstanding OfficeMax common shares elect to receive Boise common stock, shareholder elections will be prorated so that the number of OfficeMax common shares to be converted into Boise common stock will equal 60% of the OfficeMax common shares outstanding immediately prior to the Merger. Refer to the Proxy Statement/Prospectus for more information.

  •
  The exchange ratio, which is used to determine the number of Boise common shares to be exchanged for each OfficeMax common share, is calculated by dividing $9.00 by the average of the closing sale prices for Boise common stock on the New York Stock Exchange Composite Transactions Tape (trading symbol: BCC) for each of the ten consecutive trading days ending with the second complete trading day prior to the closing of the Merger (not counting the closing date). If the ten-day average closing price is greater than $25.77, however, the exchange ratio will be 0.3492, and if the ten-day average closing price is less than $21.09, the exchange ratio will be 0.4268.

2

INSTRUCTIONS WITH RESPECT TO
THE ELECTION OF MERGER CONSIDERATION

Please provide your signed instructions below:

ELECTION OPTIONS
☐ Exchange all OfficeMax common shares for cash
☐ Exchange all OfficeMax common shares for Boise common stock
☐ No Preference
Account Number

Signature of Shareholder

Signature of Shareholder (if joint account)

Address

Area Code and Daytime Phone

Tax Identification or Social Security No.
Dated: , 2003

THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT YOUR OPTION AND RISK. IF DELIVERED BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY.

If you have any questions, please contact your broker or financial advisor directly, or alternatively contact the Exchange Agent, Wells Fargo Shareowner Services, at [                          ] (toll-free).

PROMPT ACTION IS REQUESTED.

This communication is not a solicitation of a proxy from any shareholder of OfficeMax. Boise has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 of which the Proxy Statement/Prospectus that was mailed to OfficeMax shareholders on [                  ], 2003, is a part. Boise and OfficeMax may file other relevant documents concerning the Merger. WE URGE INVESTORS IN OFFICEMAX TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the documents free of charge at the SEC's website, www.sec.gov. Documents filed with the SEC by Boise are available free of charge on Boise's website at www.bc.com, under the Investor Relations section, or by contacting Boise's Corporate Communications Department by phone at (208) 384-7990 or by e-mail at investor@bc.com. Documents filed with the SEC by OfficeMax are available free of charge on OfficeMax's website at www.officemax.com under the Corporate Information section, or by contacting OfficeMax's Investor Relations Department by phone at (216) 471-6697 or by e-mail at investor@officemax.com.

3

Notice of Guaranteed Delivery
of
Shares of Common Stock of
OFFICEMAX, INC.
Pursuant to the Form of Election

(Not to be Used For Signature Guarantees)

        This form or a facsimile hereof must be used to guarantee delivery of common shares (the "OfficeMax Common Shares") of OfficeMax, Inc. ("OfficeMax") in connection with an election if:

(a)
certificates for OfficeMax Common Shares are not immediately available;

(b)
the procedures for book-entry transfer cannot be completed on a timely basis; or

(c)
certificates for OfficeMax Common Shares cannot be delivered to the Exchange Agent prior to the election deadline, which is 5:00 p.m., New York City time, two trading days prior to the date of consummation of the Merger (the "Election Deadline").

        This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Exchange Agent.

The Exchange Agent: Wells Fargo Shareowner Services
By Registered or Certified Mail: Wells Fargo Shareowner Services Corporate Actions Department P.O. Box 64858 St. Paul, MN 55164-0858	By Facsimile Transmission: [ ] Confirm Receipt of Facsimile by Telephone: [ ]
By Hand or Overnight Delivery: Wells Fargo Shareowner Services Corporate Actions Department 161 North Concord Exchange South St. Paul, MN 55075

        Delivery of this form to an address other than as set forth above or transmission of instructions via a facsimile number other than as set forth above does not constitute valid delivery.

        This form is not to be used to guarantee signatures. If a signature on a Form of Election is required to be guaranteed by an "eligible institution" under the instructions thereto, the signature guarantee must appear in the applicable space provided in the signature box on the Form of Election.

1

Ladies and Gentlemen:

        The undersigned hereby surrenders to the Exchange Agent, upon the terms and subject to the conditions set forth in the Form of Election and Letter of Transmittal and related instructions, receipt of which is hereby acknowledged, the number of OfficeMax Common Shares specified below pursuant to the guaranteed delivery procedure set forth below:

SIGN HERE

(Please type or print) Certificate Nos. (if available):
No. of shares:
Name or Names

Address
Area Code and Telephone Number(s)

Signature(s)
Dated:
If shares will be delivered by book-entry transfer, fill in the applicable account number below:
The Depository Trust Company DTC Account No.:
Transaction Code No.:

GUARANTEED DELIVERY PROCEDURE

        In order for an election to be effective, the Exchange Agent must receive a properly completed Form of Election and Letter of Transmittal, accompanied by stock certificates representing OfficeMax Common Shares currently held by you (or a proper guarantee of delivery, as described below), no later than 5:00 p.m., New York City time, two trading days prior to the date of consummation of the Merger. Persons whose share certificates are not immediately available also may make an election by completing the Form of Election and Letter of Transmittal and submitting it to the Exchange Agent by the Election Deadline, and by having this Notice of Guaranteed Delivery properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the stock certificates, the delivery of which is hereby guaranteed, are in fact delivered to the Exchange Agent no later than the third New York Stock Exchange, Inc. trading day after the due completion and execution of this Notice of Guaranteed Delivery, and, in any event, no later than 5:00 p.m., New York City time, on the third New York Stock Exchange, Inc. trading day after the Election Deadline (the "Guaranteed Delivery Deadline")).

        If the Exchange Agent does not receive a properly completed Form of Election and Letter of Transmittal accompanied by all share certificates by the Election Deadline (unless a Form of Election and Letter of Transmittal and a Guarantee of Delivery have been properly completed and delivered by the Election Deadline and the certificates are received by the Exchange Agent by the Guaranteed Delivery Deadline), you will be deemed to have made no election and the type of merger consideration to be received by you will be determined in accordance with the Merger Agreement.

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DELIVERY GUARANTEE
(NOT TO BE USED FOR A SIGNATURE GUARANTEE)

        THE UNDERSIGNED IS A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS AN "ELIGIBLE GUARANTOR INSTITUTION," AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN "ELIGIBLE INSTITUTION"), AND GUARANTEES THE DELIVERY TO THE EXCHANGE AGENT OF THE SHARES SURRENDERED HEREBY, IN PROPER FORM FOR TRANSFER, OR A CONFIRMATION THAT THE SHARES SURRENDERED HEREBY HAVE BEEN DELIVERED PURSUANT TO THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THIS NOTICE OF GUARANTEED DELIVERY INTO THE EXCHANGE AGENT'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY WITHIN THREE (3) NEW YORK STOCK EXCHANGE, INC. TRADING DAYS OF THE DATE HEREOF.

        The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the certificates representing OfficeMax Common Shares to the Exchange Agent within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

Authorized Signature:
Name:
(Please Print)
Title:
Name of Firm:
Address: (Including Zip Code)
Area Code and Telephone Number:
Date:

3

OFFICEMAX, INC.
Election of Merger Consideration

        Any election must be made no later than 5:00 p.m., New York City time, two trading days prior to the date of consummation of the Merger. The time and date of the expiration of the election period is herein referred to as the "Election Deadline".

To Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees:

        Boise Cascade Corporation ("Boise"), Challis Corporation and OfficeMax, Inc. ("OfficeMax") have entered into an Agreement and Plan of Merger dated as of July 13, 2003 (the "Merger Agreement"), pursuant to which, subject to certain conditions, including the approval and adoption of the Merger Agreement by the shareholders of Boise and OfficeMax, Challis Corporation will merge with and into OfficeMax, with OfficeMax becoming a wholly owned subsidiary of Boise (the "Merger"). As outlined in the [                    ], 2003 Joint Proxy Statement/Prospectus distributed to OfficeMax shareholders, the terms of the Merger Agreement allow OfficeMax shareholders to choose, subject to the proration provisions, the type of merger consideration (either all cash or all Boise common stock) that they wish to receive in exchange for their OfficeMax common shares. It is now time for OfficeMax shareholders to choose the merger consideration that they wish to receive.

The options are:

1.
Exchange all OfficeMax common shares for cash.    A shareholder may select this option, indicating that the shareholder wants to receive cash in exchange for all of the shareholders' OfficeMax common shares, subject to the proration provisions of the Merger Agreement.

2.
Exchange all OfficeMax common shares for Boise common stock.    A shareholder may select this option, indicating that the shareholder wants to receive Boise common stock in exchange for all of the shareholders' OfficeMax common shares, subject to the proration provisions of the Merger Agreement.

3.
No Preference.    A shareholder may select this option, indicating that the shareholder has no preference as to the type of consideration the shareholder will receive, and will accept cash or Boise common stock or both, in all cases subject to the proration provisions of the Merger Agreement.

For your information and for forwarding to those of your clients for whom you hold shares registered in your name or in the name of your nominee, we are enclosing the following documents:

1.
A Form of Election for your use and for the information of your clients (together with the accompanying Substitute Form W-9).

2.
A client letter for your use and for the information of your clients.

3.
A Notice of Guaranteed Delivery to be used in connection with an election of merger consideration if the certificates for OfficeMax common shares cannot be delivered or the procedures for book entry transfer cannot be completed on a timely basis.

4.
Guidelines of the Internal Revenue Service for the Certification of the Taxpayer Identification Number on Substitute Form W-9.

YOUR PROMPT ACTION IS REQUESTED. WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

In order to make a valid election, a duly executed and properly completed Form of Election, including any required signature guarantees and any other documents, should be sent to the Exchange Agent, together with either certificate(s) representing OfficeMax common shares or timely confirmation of their book-entry transfer.

Holders of OfficeMax common shares whose certificate(s) for such OfficeMax common shares are required to be sent and are not immediately available or who cannot deliver such certificate(s) to the

Exchange Agent or complete the procedures for book-entry transfer prior to the Election Deadline must follow the procedure for guaranteed delivery set forth on the Notice of Guaranteed Delivery Form.

Any inquiries you may have with respect to the making of an election should be addressed to Wells Fargo Shareowner Services, the Exchange Agent, at Corporate Actions Department, P.O. Box 64858, St. Paul, MN 55164-0858; Phone Toll free at [                          ]. Additional copies of the enclosed materials may be obtained from the Exchange Agent at the same address and telephone number.

Very truly yours,

OFFICEMAX, INC.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF OFFICEMAX, INC. OR THE EXCHANGE AGENT OR ANY AFFILIATE OF THE FOREGOING, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH ANY ELECTION OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payer.— Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the SOCIAL SECURITY number of—

1.	An individual's account	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)
3.	Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)
4.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
5.	Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)
6.	Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)
7.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(4)
8.	Sole proprietorship account	The owner(4)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of—

9.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(5)
10.	Corporate account	The corporation
11.	Religious, charitable, or educational organization account	The organization
12.	Partnership account held in the name of the partnership	The partnership
13.	Association, club, or other tax-exempt organization	The organization
14.	A broker or registered nominee	The broker or registered nominee
15.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List all names first and circle the name of the person whose number you furnish.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)
Provide the name of the owner.

(5)
List all names first and circle the name of the legal trust, estate, or pension trust.

Note:  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICTION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payeees Exempt from Backup Withholding

Payees specifically exempted from backup on ALL payments include the following: - A corporation. - A financial institution. - An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan. - The United States or any agency or instrumentality thereof. - A state, the District of Columbia, a possession of the United States or any subdivision or instrumentality thereof. - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof. - An international organization or any agency or instrumentality thereof. - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S. - A real estate investment trust. - A common trust fund operated by a bank under section 584(a) of the Code. - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1) of the Code. - An entity registered at all times under the Investment Company Act of 1940. - A foreign central bank of issue.

Payments Not Generally Subject to Backup Withholding

Payments of dividends and patronage dividends not generally subject to backup withholding include the following: - Payments to nonresident aliens subject to withholding under section 1441 of the Code. - Payments to partnership not engaged in a trade or business in the U.S. and which have at least one nonresident partner. - Payments of patronage dividends where the amount received is not paid in money. - Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding including the following: - Payments of interest on obligations issued by individuals. Note: A Payee may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and such Payee has not provided its correct taxpayer identification number to the payer. - Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code). - Payments described in section 6049(b)(5) of the Code to nonresident aliens. - Payments on tax-free covenant bonds under section 1451 of the Code. - Payments made by certain foreign organizations. - Payments made to a nominee.

EXEMPT PAYEES DESCRIBED ABOVE MUST STILL COMPLETE THE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE SUBSTITUTION FORM W-9 WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050(A) of the Code.

Privacy Act Notice. Section 6109 of the Code requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no imposition of backup withholding you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4) Failure to Report Certain Dividend and Interest Payments.—If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of any underpayment attributable to that failure.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

QuickLinks

  Exhibit 99.8
OFFICEMAX, INC. Election of Merger Consideration
INSTRUCTIONS WITH RESPECT TO THE ELECTION OF MERGER CONSIDERATION
Notice of Guaranteed Delivery of Shares of Common Stock of OFFICEMAX, INC. Pursuant to the Form of Election (Not to be Used For Signature Guarantees)
DELIVERY GUARANTEE (NOT TO BE USED FOR A SIGNATURE GUARANTEE)
OFFICEMAX, INC. Election of Merger Consideration